                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I

                      The Tax-Exempt Fund of Maryland/(R)/

                      The Tax-Exempt Fund of Virginia/(R)/

                                   Prospectus

         TABLE OF CONTENTS
------------------------------------------------------
   1      Risk/Return Summary
------------------------------------------------------
   5      Fees and Expenses of the Fund
------------------------------------------------------
   7      Investment Objectives, Strategies and Risks
------------------------------------------------------
  10      Management and Organization
------------------------------------------------------
  11      Shareholder Information
------------------------------------------------------
  12      Choosing a Share Class
------------------------------------------------------
  14      Purchase and Exchange of Shares
------------------------------------------------------
  15      Sales Charges
------------------------------------------------------
  17      Sales Charge Reductions and Waivers
------------------------------------------------------
  18      Plans of Distribution
------------------------------------------------------
  19      How to Sell Shares
------------------------------------------------------
  20      Distributions and Taxes
------------------------------------------------------
  21      Financial Highlights
------------------------------------------------------



  The American Funds Tax-Exempt Series I (the "Trust") is a fully managed, diversified, open-end investment company consisting of two separate series, The Tax-Exempt Fund of Maryland (the "Maryland Fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund"). Except where the context indicates otherwise, references to the "fund" apply to each of these tax-exempt bond funds.


                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund's primary objective is to provide you with a high level of current income exempt from regular federal and the respective state (Maryland or Virginia) income taxes. Its secondary objective is to preserve your investment. It invests primarily in investment grade municipal bonds, and to a lesser extent in lower quality bonds, issued by municipalities in the respective state (Maryland or Virginia) including counties, cities, towns, and various regional or special districts.

 The fund is designed for investors seeking income exempt from federal and state taxes, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. Because the fund invests in securities issued by the respective state (Maryland or Virginia) municipalities, the fund is more susceptible to factors adversely affecting issuers of such state's securities than is a comparable municipal bond mutual fund which does not concentrate in a single state. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality and longer maturity bonds may be subject to greater price fluctuations than higher quality and shorter maturity bonds.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

 Unlike the bar charts, the investment result tables reflect the fund's investment results with the maximum initial or deferred sales charge deducted, as required by Securities and Exchange Commission rules. Class A share results are shown with the maximum initial sales charge of 3.75% deducted. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if they were calculated at net asset value. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results are not available for the 2000 calendar year.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 THE MARYLAND FUND


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   9.97%
 1992   8.37
 1993  10.31
 1994  -4.77
 1995  16.45
 1996   3.74
 1997   8.96
 1998   5.73
 1999  -2.34
 2000   8.21
 [end bar chart]

    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                        6.32%  (quarter ended March 31, 1995)
        LOWEST                         -4.58%  (quarter ended March 31, 1994)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 8/14/86
 (with the maximum sales          4.18%       3.98%       5.89%        5.92%
 charge imposed)
 ------------------------------------------------------------------------------
 Lehman Brothers Municipal       11.68%       5.84%       7.32%        7.73%
 Bond Index/1/
 ------------------------------------------------------------------------------
 Class A 30-day yield:  4.39%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Lehman Brothers Municipal Bond Index represents the national long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 THE VIRGINIA FUND


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   11.26%
 1992    7.84
 1993   11.29
 1994   -4.78
 1995   15.85
 1996    3.49
 1997    8.31
 1998    5.69
 1999   -2.52
 2000   10.07
 [end bar chart]


    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                   6.61%  (quarter ended March 31, 1995)
        LOWEST                    -4.47%  (quarter ended March 31, 1994)

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 8/14/86
 (with the maximum sales          5.97%       4.12%       6.07%        6.21%
 charge imposed)
 ------------------------------------------------------------------------------
 Lehman Brothers Municipal       11.68%       5.84%       7.32%        7.73%
 Bond Index/1/
 ------------------------------------------------------------------------------
 Class A 30-day yield:  4.10%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Lehman Brothers Municipal Bond Index represents the national long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A    CLASS B   CLASS C    CLASS F
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a           3.75%/1/ none      none       none
 percentage of offering price)
 -----------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested               none      none      none       none
 dividends
 -----------------------------------------------------------------------------------------------
 Maximum deferred sales charge                                      5.00%/3/  1.00%/4/   none
 -----------------------------------------------------------------------------------------------
 Redemption or exchange fees                            none        none      none       none
 -----------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.


                         CLASS A  CLASS B/1/  CLASS C/2/  CLASS F/2/
 -------------------------------------------------------------------------------
 THE MARYLAND FUND
 -------------------------------------------------------------------------------
 Management Fees          0.43%     0.43%       0.43%       0.43%
 ---------------------------------------------------------------------
 Distribution and/or
 Service (12b-1)          0.25%     1.00%       1.00%       0.25%
 Fees/3/
 -------------------------------------------------------------------------------
 Other Expenses           0.14%     0.10%       0.25%       0.24%
 -------------------------------------------------------------------------------
 Total Annual Fund        0.82%     1.53%       1.68%       0.92%
 Operating Expenses
 ---------------------------------------------------------------------
 THE VIRGINIA FUND


 -------------------------------------------------------------------------------
 Management Fees          0.42%     0.42%       0.42%       0.42%
 -------------------------------------------------------------------------------
 Distribution and/or
 Service (12b-1)          0.25%     1.00%       1.00%       0.25%
 Fees/3/
 ---------------------------------------------------------------------
 Other Expenses           0.13%     0.13%       0.24%       0.23%
 -------------------------------------------------------------------------------
 Total Annual Fund        0.80%     1.55%       1.66%       0.90%
 Operating Expenses
 -------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:


                            ONE YEAR          THREE YEARS         FIVE YEARS          TEN YEARS
 ---------------------------------------------------------------------------------------------------
 THE MARYLAND FUND
 ---------------------------------------------------------------------------------------------------
 Class A                      $456           $        627           $  813              $1,350
 ---------------------------------------------------------------------------------------------------
 Class B - assuming           $656           $        883           $1,034              $1,632
 redemption
 ---------------------------------------------------------------------------------------------------
 Class B - assuming no        $156           $        483           $  834              $1,632
 redemption
 ---------------------------------------------------------------------------------------------------
 Class C - assuming           $271           $        530           $  913              $1,987
 redemption
 ---------------------------------------------------------------------------------------------------
 Class C - assuming no        $171           $        530           $  913              $1,987
 redemption
 ---------------------------------------------------------------------------------------------------
 Class F - excludes           $ 94           $        293           $  509              $1,131
 intermediary fees/*/
 ---------------------------------------------------------------------------------------------------
 THE VIRGINIA FUND
 Class A                      $454           $        621           $  803              $1,328
 ---------------------------------------------------------------------------------------------------
 Class B - assuming           $658           $        890           $1,045              $1,643
 redemption
 ---------------------------------------------------------------------------------------------------
 Class B - assuming no        $158           $        490           $  845              $1,643
 redemption
 ---------------------------------------------------------------------------------------------------
 Class C - assuming           $269           $        523           $  902              $1,965
 redemption
 ---------------------------------------------------------------------------------------------------
 Class C - assuming no        $169           $        523           $  902              $1,965
 redemption
 ---------------------------------------------------------------------------------------------------
 Class F - excludes           $ 92           $        287           $  498              $1,108
 intermediary fees/*/
 ---------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The fund's primary investment objective is to provide you with a high level of current income exempt from regular federal and the respective state (Maryland or Virginia) income taxes. Its secondary objective is preservation of capital. The fund seeks to achieve these objectives by investing primarily in municipal bonds, and to a lesser extent in lower quality bonds, issued by municipalities in the respective state (Maryland or Virginia). Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. In addition, the fund may invest up to 20% of its assets in securities that may subject you to federal alternative minimum taxes.

 Because the fund invests in securities of issuers within the State of Maryland or Virginia, the fund is more susceptible to factors adversely affecting issuers of such state's securities than is a comparable municipal bond mutual fund which does not concentrate in a single state. Both Maryland and Virginia are affected by changes in levels of federal funding and financial support of certain industries, as well as by federal spending cutbacks due to the large number of residents that are employed by the federal government. In addition, each state is dependent on certain economic sectors. Maryland's economy is based largely on manufacturing, the service trade, and financial, real estate and insurance entities. Virginia's economy is most dependent on the government sector, manufacturing and financial services. To the extent there are changes to any of these sectors the fund may be adversely impacted. More detailed information about the fund's risks is contained in the statement of additional information.

 The fund will invest primarily in investment grade debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or unrated but determined to be of equivalent quality) and may invest up to 20% of its assets in lower quality, lower rated debt securities rated Ba and BB or below (or unrated but determined to be of equivalent quality).

 The values of most debt securities held by the fund may be affected by changing interest rates, and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. The values of lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds. Also, bonds of certain sectors may from time to time have special risks. For example, the health care sector can be affected by state and federal regulation. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer as well as by monitoring economic and legislative developments.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 The fund may also hold cash or money market instruments or taxable debt securities. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results tables shown on an earlier page, the tables below reflect the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began
 8/14/86
 (with no sales charge      8.21%         4.78%         6.29%          6.20%
 imposed)
 -------------------------------------------------------------------------------
 Lehman Brothers
 Municipal Bond            11.68%         5.84%         7.32%          7.73%
 Index/1/
 -------------------------------------------------------------------------------
 Class A distribution rate/2/:  4.86%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------

 THE MARYLAND FUND

 THE VIRGINIA FUND

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                          ONE YEAR     FIVE YEARS     TEN YEARS      LIFETIME
 Class A - began
 8/14/86
 (with no sales charge     10.07%         4.91%         6.47%          6.50%
 imposed)
 -------------------------------------------------------------------------------
 Lehman Brothers
 Municipal Bond            11.68%         5.84%         7.32%          7.73%
 Index/1/
 -------------------------------------------------------------------------------
 Class A distribution rate/2/:  4.49%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 -------------------------------------------------------------------------------



 1 The Lehman Brothers Municipal Bond Index represents the national long-term investment grade municipal bond market. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

  THE MARYLAND FUND

  The following chart illustrates the quality ratings of the various bonds held in the portfolio as of the end of the fund's fiscal year, July 31, 2000. See the statement of additional information for a description of quality ratings.

  [pie chart]
  AAA 39.1%
  AA  13.0%
  A   11.2%
  BBB 10.5%
  BB or lower   18.1%
  Cash and Equivalents   8.1%
  [end pie chart]


  Because the fund is actively managed, its holdings will change from time to time.



  THE VIRGINIA FUND

  The following chart illustrates the quality ratings of the various bonds held in the portfolio as of the end of the fund's fiscal year, July 31, 2000. See the statement of additional information for a description of quality ratings.

  [pie chart]
  AAA   38.1%
  AA    31.1%
  A      7.1%
  BBB    4.1%
  BB    10.9%
  Cash and Equivalents   8.7%
  [end pie chart]

  Because the fund is actively managed, its holdings will change from time to time.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 BUSINESS MANAGER

 Washington Management Corporation, since the fund's inception, has provided the services necessary to carry on the fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and oversight of each of the fund's contractual service providers including custodian operations, shareholder services and fund share distribution functions. Washington Management Corporation, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, maintains its principal business address at 1101 Vermont Avenue., NW, Washington, DC 20005.

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The American Funds Tax-Exempt Series I are:


 PORTFOLIO COUNSELOR/ FUND                     PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       COUNSELOR SINCE   (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ----------------------------------------------------------------------------------------------
 DAVID A. HOAG                    1993          Vice President, Capital Research Company
                                               Investment professional since 1988 and with
                                               Capital Research and Management Company or
                                               affiliate since 1991
 ----------------------------------------------------------------------------------------------
 BRENDA S. ELLERIN                1993         Vice President and Director, Capital Research
                                               Company
                                               Investment professional since 1990 and with
                                               Capital Research and Managment Company or
                                               afffiliate since 1991
 ----------------------------------------------------------------------------------------------

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts. HOWEVER, TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 3.75% (reduced or eliminated for purchases
                              of $100,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account                           $  1,000
 To add to an account                              $     50
 -----------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES               $100,000
 -----------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES               $500,000
 -----------------------------------------------------------

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1%

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, the funds's business manager, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month.
  Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in November. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAX CONSEQUENCES

 Interest on municipal bonds is generally not included in gross income for federal income tax purposes. Interest on a state's municipal bonds also is generally not included in state gross income for taxpayers of such state. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes to the extent they include income from debt securities that are not exempt from tax - unless you are exempt from taxation.

 It is anticipated that federal exempt-interest dividends paid by the fund and derived from interest on bonds exempt from respective state (Maryland or Virginia) income tax will also be exempt from such state corporate and personal income tax. To the extent the fund's dividends are derived from interest on debt obligations other than respective state (Maryland or Virginia) municipal securities, such dividends will be subject to such state's state income tax even though the dividends may be exempt from federal income tax.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



THE MARYLAND FUND



                                           Net gains
              Net asset                   (losses) on                 Dividends
                value,        Net      securities (both   Total from  (from net   Distributions                   Net asset
Years ended  beginning of  investment    realized and     investment  investment  (from capital      Total      value, end of
  July 31        year        income       unrealized)     operations   income)       gains)      distributions      year
-------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000         $15.57       $.74/2/        $(.45)/2/        $.29       $(.74)         --           $(.74)         $15.12
   1999          16.04        .74            (.37)            .37        (.74)         $(.10)        (.84)          15.57
   1998          16.02        .78             .14             .92        (.78)          (.12)        (.90)          16.04
   1997          15.39        .79             .63            1.42        (.79)         --            (.79)          16.02
   1996          15.29        .80             .10             .90        (.80)         --            (.80)          15.39
 CLASS B:
  2000/4/        15.01        .16/2/          .18/2/          .34        (.23)         --            (.23)          15.12

                                              Ratio of    Ratio of net
                               Net assets,   expenses to   income to
Years ended                    end of year   average net  average net      Portfolio
  July 31    Total return/1/  (in millions)    assets        assets      turnover rate
---------------------------------------------------------------------------------------
 CLASS A:
   2000           2.02%           $100           .82%        4.92%          11.98%/3/
   1999           2.28             110           .78         4.63           11.38
   1998           5.89             101           .79         4.84           10.30
   1997           9.52              87           .82         5.08           15.27
   1996           5.95              80           .81         5.14           16.01
 CLASS B:
  2000/4/         2.15               1          1.53/5/      4.21/5/        11.98/3/


1 Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Represents portfolio turnover rate (equivalent for all share classes) for the year ended July 31, 2000.

4 Per share data from March 15, 2000 when Class B shares were first offered for sale.

5 Annualized.

THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

THE VIRGINIA FUND





                                           Net gains
              Net asset                   (losses) on                 Dividends
                value,        Net      securities (both   Total from  (from net   Distributions                   Net asset
Years ended  beginning of  investment    realized and     investment  investment  (from capital      Total      value, end of
  July 31        year        income       unrealized)     operations   income)       gains)      distributions      year
-------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000         $15.82       $.74/2/        $(.25)/2/        $.49       $(.74)         --           $(.74)         $15.57
   1999          16.36        .73            (.36)            .37        (.73)          (.18)        (.91)          15.82
   1998          16.37        .78             .03             .81        (.78)          (.04)        (.82)          16.36
   1997          15.77        .80             .60            1.40        (.80)         --            (.80)          16.37
   1996          15.79        .81             .03             .84        (.81)          (.05)        (.86)          15.77
 CLASS B:
  2000/4/        15.28        .18/2/          .34/2/          .52        (.23)         --            (.23)          15.57

                                              Ratio of    Ratio of net
                               Net assets,   expenses to   income to
Years ended                    end of year   average net  average net      Portfolio
  July 31    Total return/1/  (in millions)    assets        assets      turnover rate
---------------------------------------------------------------------------------------
 CLASS A:
   2000           3.24%              $114        .80%        4.77%          22.37%/3/
   1999           2.21                125        .77         4.46           12.72
   1998           5.08                115        .78         4.73           24.66
   1997           9.10                101        .81         4.99           18.41
   1996           5.46                 90        .79         5.11           27.34
 CLASS B:
  2000/4/         3.30             --           1.55/5/      4.03/5/        22.37/3/


1 Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Represents portfolio turnover rate (equivalent for all share classes) for the year ended July 31, 2000.

4 Per share data from March 15, 2000 when Class B shares were first offered for sale.

5 Annualized.

                             THE AMERICAN FUNDS TAX-EXEMPT SERIES I / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund, the business manager and the investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.
 Investment Company File No. 811-4653
                                                       Printed on recycled paper
                                                               24/25-010-0301/MC

                      THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                         THE TAX-EXEMPT FUND OF MARYLAND
                         THE TAX-EXEMPT FUND OF VIRGINIA

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001

This document is not a prospectus but should be read in conjunction with the current prospectus of The American Funds Tax-Exempt Series I (the "trust") dated March 15, 2001. The trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund" or "fund") and The Tax-Exempt Fund of Virginia (the "Virginia Fund" or "fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of the two funds. The prospectus may be obtained from your investment dealer or financial planner or by writing to the trust at the following address:

                     The American Funds Tax-Exempt Series I
                              Attention: Secretary
                           1101 Vermont Avenue, N.W.
                            Washington, D.C. 20005
                                 (202) 842-5665

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        8
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       21
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       26
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       29
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       35
General Information . . . . . . . . . . . . . . . . . . . . . . . .       36
Class A Share Investment Results and Related Statistics . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . .




                The American Funds Tax-Exempt Series I - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


 .    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

 .    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

 .    The fund may invest up to 20% of its assets in straight debt securities
     (not including convertible securities) rated Ba and BB or below (or unrated but determined to be of equivalent quality).

Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 20% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.


The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate devel-


                The American Funds Tax-Exempt Series I - Page 2 opments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by


                The American Funds Tax-Exempt Series I - Page 3 the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


U.S. VIRGIN ISLANDS AND PUERTO RICO OBLIGATIONS - The fund may invest in obligations of the Commonwealth of Puerto Rico and its agencies and authorities and the U.S. Virgin Islands to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments, affecting Puerto Rico and the U.S. Virgin Islands, may in turn affect negatively the value of the fund's holdings in such obligations.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater


                The American Funds Tax-Exempt Series I - Page 4 depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective


                The American Funds Tax-Exempt Series I - Page 5 and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS - The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer should be deemed a single class), provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;


                The American Funds Tax-Exempt Series I - Page 6

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4. Acquire securities subject to legal or contractual restrictions on disposition;

5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

11.  Invest in companies for the purpose of exercising control or management;

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the trust, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of the issuer.

16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated as least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

17. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.


                The American Funds Tax-Exempt Series I - Page 7

Notwithstanding Investment Restriction number 12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For the purpose of investment restriction number 13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas, or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed by the Board of Trustees without shareholder approval:


     The fund may not:

     invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986.


All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not affiliated with the business manager or investment adviser or their affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the trust. At such a meeting, a Trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the trust have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the trust voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the trust except amendments to change the name of the trust, to correct any ambiguous, defective or inconsistent


                The American Funds Tax-Exempt Series I - Page 8 provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the trust may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the trust will continue indefinitely.


The fund has four classes of shares - Class A, B, C and F. The Board of Trustees may establish additional series and/or classes of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objectives and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The trust does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the trust will hold a meeting at which any member of the board could be removed by a majority vote.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the trust was organized, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.


                The American Funds Tax-Exempt Series I - Page 9

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                              AGGREGATE
                                                                                             COMPENSATION
                                                                                        (INCLUDING VOLUNTARILY
                                                                                               DEFERRED
                                                                                           COMPENSATION/1/)
                                                                                            FROM THE FUND
                                  POSITION                                                DURING FISCAL YEAR
                                    WITH            PRINCIPAL OCCUPATION(S) DURING              ENDED
   NAME, ADDRESS AND AGE         REGISTRANT                  PAST 5 YEARS                   JULY 31, 2000
----------------------------------------------------------------------------------------------------------------
 Cyrus A. Ansary               Trustee            Investment Services                          $ 3,000
 1725 K Street, N.W.,                             International Co. L.L.C.,
 Suite 410                                        President
 Washington, D.C. 20006
 Age: 66
----------------------------------------------------------------------------------------------------------------
 Stephen Hartwell/+//++/       Chairman           Washington Management Corporation,            none/3/
 Age: 85                       Emeritus and       Chairman of the Board
                               Trustee
----------------------------------------------------------------------------------------------------------------
 James H. Lemon,               Chairman of the    The Johnston-Lemon Group,                     none/3/
 Jr./+//++/                    Trust              Incorporated, Chairman of the Board
 Age: 64                                          and Chief Executive Officer
----------------------------------------------------------------------------------------------------------------
 Harry J. Lister/+//++/        President and      Washington Management Corporation,            none/3/
 Age: 64                       Trustee            President and Director
----------------------------------------------------------------------------------------------------------------
 James C. Miller III           Trustee            Citizens for a Sound Economy,                $600/4/
 1250 H Street, N.W.,                             Counselor
 Suite 700
 Washington, D.C. 20005
 Age: 57
----------------------------------------------------------------------------------------------------------------
 T. Eugene Smith               Trustee            T. Eugene Smith, Inc.                        $ 3,700
 666 Tintagel Lane                                President
 McLean, VA 22101
 Age: 70
----------------------------------------------------------------------------------------------------------------
 Margita E. White              Trustee            Association for Maximum Service              $600/4/
 1776 Massachusetts Avenue,                       Television Inc., President
 N.W., Suite 310
 Washington, D.C. 20036
 Age: 62
----------------------------------------------------------------------------------------------------------------
 Stephen G. Yeonas             Trustee            Stephen G. Yeonas Company,                   $3,900/5/
 6867 Elm Street, Suite 210                       Chairman of the Board and Chief
 McLean, VA 22101                                 Executive Officer
 Age: 75
----------------------------------------------------------------------------------------------------------------
                                 TOTAL COMPENSATION
                               (INCLUDING VOLUNTARILY
                                      DEFERRED
                                COMPENSATION/1/) FROM     TOTAL NUMBER
                                 ALL FUNDS ADVISED BY       OF FUND
                                CAPITAL RESEARCH AND         BOARDS
                                 MANAGEMENT COMPANY         ON WHICH
                              OR ITS AFFILIATES FOR THE     TRUSTEE
   NAME, ADDRESS AND AGE      YEAR ENDED JULY 31, 2000     SERVES/2/
-----------------------------------------------------------------------
 Cyrus A. Ansary                       $62,600                 3
 1725 K Street, N.W.,
 Suite 410
 Washington, D.C. 20006
 Age: 66
-----------------------------------------------------------------------
 Stephen Hartwell/+//++/                none/3/                3
 Age: 85
-----------------------------------------------------------------------
 James H. Lemon,                        none/3/                3
 Jr./+//++/
 Age: 64
-----------------------------------------------------------------------
 Harry J. Lister/+//++/                 none/3/                3
 Age: 64
-----------------------------------------------------------------------
 James C. Miller III                   $60,500                 3
 1250 H Street, N.W.,
 Suite 700
 Washington, D.C. 20005
 Age: 57
-----------------------------------------------------------------------
 T. Eugene Smith                       $63,700                 3
 666 Tintagel Lane
 McLean, VA 22101
 Age: 70
-----------------------------------------------------------------------
 Margita E. White                      $60,000                 3
 1776 Massachusetts Avenue,
 N.W., Suite 310
 Washington, D.C. 20036
 Age: 62
-----------------------------------------------------------------------
 Stephen G. Yeonas                     $27,000                 3
 6867 Elm Street, Suite 210
 McLean, VA 22101
 Age: 75
-----------------------------------------------------------------------




                The American Funds Tax-Exempt Series I - Page 10

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Business Manager, Washington Management Corporation.

++ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

1 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2000 fiscal year for participating Trustees is as follows: Trustee Stephen G. Yeonas ($36,193).Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

2 In each instance where a Trustee of the Trust serves on other funds affiliated with The American Funds Group, such service is as a Director of Washington Mutual Investors Fund.

3 Stephen Hartwell, James H. Lemon, Jr. and Harry J. Lister are affiliated with the Business Manager and, accordingly, receive no compensation from the trust.

4 James C. Miller III and Margita E. White became Trustees on May 17, 2000.

5 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.


                The American Funds Tax-Exempt Series I - Page 11

                                 OTHER OFFICERS

                                  POSITION(S)          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     WITH REGISTRANT                DURING
----------------------------------------------------        PAST 5 YEARS
                                                    -----------------------------
Jeffrey L. Steele/+/    54   Executive Vice         Executive Vice President and
                             President              Director, Washington
                                                    Management Corporation;
                                                    former Partner, Dechert Price
                                                    and Rhoads
---------------------------------------------------------------------------------
Howard L.               70   Senior Vice            Senior Vice President,
Kitzmiller/+/                President, Secretary   Secretary, Assistant
                             and Treasurer          Treasurer and Director,
                                                    Washington Management
                                                    Corporation
---------------------------------------------------------------------------------
Lois A. Erhard/+/       48    Vice President        Vice President, Washington
                                                    Management Corporation
---------------------------------------------------------------------------------
Michael W. Stockton/+/  33   Assistant Vice         Vice President, Assistant
                             President, Assistant   Secretary and Assistant
                             Secretary and          Treasurer, Washington
                             Assistant Treasurer    Management Corporation
---------------------------------------------------------------------------------
J. Lanier Frank/+/      39   Assistant Vice         Assistant Vice President,
                             President              Washington Management
                                                    Corporation
---------------------------------------------------------------------------------
Ashley L. Shaw/+/       31   Assistant Secretary    Assistant Secretary,
                                                    Washington Management
                                                    Corporation, former Part-time
                                                    Associate, Reed Smith Shaw
                                                    and McClay
---------------------------------------------------------------------------------

+ Address is 1101 Vermont Avenue, N.W., Washington, D.C. 20005.

All of the Trustees and officers listed are officers and/or directors/trustees of one or more of the other funds for which Washington Management Corporation serves as Business Manager.


No compensation is paid by a fund to any officer or Trustee who is a director, officer or employee of the Business Manager, Investment Adviser or affiliated companies. Each fund pays an annual retainer fee of $750, an attendance fee of $250 per meeting and $250 per Committee meeting to unaffiliated Trustees. Each fund also reimburses certain meeting-related expenses of the unaffiliated Trustees.


No pension or retirement benefits are accrued as part of fund expenses. The trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of February 22, 2001 the officers and Trustees of the fund and their families, as a group, owned beneficially or of record 1.57% and 1.84%, respectively, of the outstanding shares of the Maryland and Virginia funds.


                                   MANAGEMENT

BUSINESS MANAGER - Since its inception, the trust has operated under a Business Management Agreement with Washington Management Corporation. The Business Manager maintains its principal business address at 1101 Vermont Avenue, N.W., Washington, D.C. 20005.


The primary function of the Business Manager is to oversee the various services and operations of the trust. The Business Manager provides services necessary to carry on the trust's general


                The American Funds Tax-Exempt Series I - Page 12 administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, arrangements for and supervision of shareholder services, federal and state regulatory compliance and responsibility for accounting and record keeping facilities. The Business Manager provides similar services to other mutual funds.


The fund pays all expenses not specifically assumed by the Business Manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale (including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's Plans of Distribution; fees and expense reimbursements paid to Trustees; association dues; and costs of stationery and forms prepared exclusively for the trust.


The Business Manager receives a fee at the annual rate of 0.135% of the first $60 million of the fund's net assets, 0.09% of the fund's net assets in excess of $60 million plus 1.35% of the gross investment income. For the fiscal years ended July 31, 2000, 1999 and 1998, the Business Manager's fees amounted to $196,000, $202,000 and $181,000, for the Maryland Fund and $219,000, $224,000
and $201,000 for the Virginia Fund respectively. For the fiscal year ended July 31, 2000, the Business Manager's fees for the Maryland Fund amounted to .194% of average net assets and for the Virginia Fund amounted to .189% of average assets.


The current Business Management Agreement, unless sooner terminated, will continue in effect until July 31, 2001 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Business Manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60) days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


The Business Manager has established a charitable foundation, The Washington Management Corporation Foundation, which makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Trustees and officers of the trust, as well as all employees of the Business Manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and


                The American Funds Tax-Exempt Series I - Page 13 retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


The Investment Adviser manages the investment portfolio of the fund subject to the policies established by the Board of Trustees and places orders for the fund's portfolio securities transactions. As compensation for its services, the Investment Adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.12% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income. For the fiscal years ended July 31, 2000, 1999 and 1998, the Investment Adviser's fees were $243,000, $252,000 and $224,000, for the Maryland Fund and $273,000, $279,000 and $250,000
for the Virginia Fund, respectively. For the fiscal year ended July 31, 2000, the Investment Adviser's fees for the Maryland Fund amounted to .241% of average net assets and for the Virginia Fund amounted to .235% of average net assets


INVESTMENT ADVISORY AGREEMENT - The Investment Advisory Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until July 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until July 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's


                The American Funds Tax-Exempt Series I - Page 14

Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $43,000 for the Maryland Fund and $43,000 for the Virginia Fund after allowance of $165,000 and $168,000 for the Maryland Fund and the Virginia Fund, respectively to dealers.


For the Maryland Fund, revenue retained and service fee reimbursements received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $10,000 after compensation of $42,000 to dealers. For the Virginia Fund, revenue retained and service fee reimbursements received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $1,000 after compensation of $6,000 to dealers.


For the Maryland Fund, during the fiscal years ended 1999 and 1998 the Principal Underwriter retained $80,000 and $48,000, respectively, on sales of Class A shares after an allowance of


                The American Funds Tax-Exempt Series I - Page 15

$325,000 and $202,000 to dealers, respectively. For the Virginia Fund, during the fiscal years ended 1999 and 1998 the Principal Underwriter retained $87,000 and $58,000, respectively, on sales of Class A shares after an allowance of $340,000 and $242,000 to dealers, respectively.


Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of the business manager's parent company, The Johnston-Lemon Group, Inc. ("JLG"), received commission amounts of $27,000, $39,000 and $44,000 and $19,000, $23,000 and $41,000 respectively, for the fiscal years ended July 31, 2000, 1999 and 1998, on its retail sales of the Maryland and Virginia funds and the Distribution Plans of the funds, but received no net brokerage commissions resulting from purchases and sales of the securities for the investment account of the funds.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the trust are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwrtier for distribution-related expenses, including the financing of commissions paid to qualified dealers.


                The American Funds Tax-Exempt Series I - Page 16

For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, The Maryland and Virginia Funds paid or accrued $251,000 and $290,000, respectively, for compensation to dealers or the Principal Underwriter under the Plan for Class A shares of which $38,000 and $44,000 remained accrued and unpaid, respectively at July 31, 2000. As of the end of the 2000 fiscal year, accrued and unpaid distribution expenses for Class B shares of the Maryland Fund amounted to $1,000.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


All officers of the trust and three of its Trustees, who are "interested persons" of the trust, are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plans. Some of the trust's officers and three Trustees who are "interested persons" of the trust are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.


To avoid federal excise taxes, the Code requires the fund to distribute by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.


Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax. However, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status


                The American Funds Tax-Exempt Series I - Page 17 of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS - By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS - The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.


SHAREHOLDER TAXATION - Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless will be taxable to the shareholder to the extent it consists of ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which may be taxable to them, in whole or in part.


Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. Generally, the gain or loss realized will be capital gain or loss and will be long-term or short-term, generally depending on how long the shareholder held the shares.


Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.


All or a portion of any loss a shareholder realizes upon the redemption of fund shares will be disallowed to the extent that shareholder buys other shares in the fund (through reinvestment of


                The American Funds Tax-Exempt Series I - Page 18 dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased.


If a shareholder redeems shares in the fund, and then reinvests the sales proceeds in the fund or in another fund within 90 days of buying the original shares, the sales charge that would otherwise apply to the shareholder's reinvestment may be reduced or eliminated. The IRS will require the shareholder to report any gain or loss on the redemption of the original shares in the fund. In doing so, all or a portion of the sales charge paid by the shareholder for the original shares in the fund will be excluded from the shareholder's tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on the reinvestment. Any portion of the sales charge excluded from a shareholder's tax basis in the shares sold will be added to the tax basis of the shares acquired from the reinvestment.


Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.


The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an


                The American Funds Tax-Exempt Series I - Page 19 applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                The American Funds Tax-Exempt Series I - Page 20

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                The American Funds Tax-Exempt Series I - Page 21 pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/ . . .     33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/ . . . .     04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/ . . . . .     01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/ . . .     19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/ . . .     39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                The American Funds Tax-Exempt Series I - Page 22

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000  . . . . . . . . . . . . . . . . . . . .     6.10%      5.75%         5.00%
$25,000 but less than $50,000  . . . . . . . . . . . . . .     5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                The American Funds Tax-Exempt Series I - Page 23

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                The American Funds Tax-Exempt Series I - Page 24

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



 CONTINGENT DEFERRED SALES CHARGE ON
       SHARES SOLD WITHIN YEAR               AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                  1                                     5.00%
                  2                                     4.00%
                  3                                     4.00%
                  4                                     3.00%
                  5                                     2.00%
                  6                                     1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                The American Funds Tax-Exempt Series I - Page 25

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during


                The American Funds Tax-Exempt Series I - Page 26 which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                The American Funds Tax-Exempt Series I - Page 27

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                The American Funds Tax-Exempt Series I - Page 28

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).





                The American Funds Tax-Exempt Series I - Page 29

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter, the Transfer Agent or either of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds advised by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                The American Funds Tax-Exempt Series I - Page 30

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.


                The American Funds Tax-Exempt Series I - Page 31

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                The American Funds Tax-Exempt Series I - Page 32

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment


                The American Funds Tax-Exempt Series I - Page 33 requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number


                The American Funds Tax-Exempt Series I - Page 34

(generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the Business Manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


                The American Funds Tax-Exempt Series I - Page 35

Brokerage commissions paid on portfolio transactions for the fiscal period ended July 31, 2000 amounted to $51,000 for the Maryland Fund and $34,000 for the Virginia Fund.


Johnston, Lemon & Co. Incorporated, which together with the Business Manager is wholly owned by the Johnston-Lemon Group, Incorporated, may serve as broker for the fund in effecting certain portfolio transactions, and may retain commissions, in accordance with certain regulations of the Securities and Exchange Commission.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, Three Metrotech Center, Brooklyn, NY 11245, as Custodian.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $56,000 and $58,000, for the Maryland Fund and the Virginia Fund, respectively, for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The trust, Washington Management Corporation, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits


                The American Funds Tax-Exempt Series I - Page 36 for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                The American Funds Tax-Exempt Series I - Page 37

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- JULY 31, 2000

                                                                     THE TAX-EXEMPT     THE TAX-EXEMPT
                                                                    FUND OF MARYLAND   FUND OF VIRGINIA
--------------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . . .         $15.12             15.57
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . . .         $15.71             16.18


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The Maryland Fund yield was 4.55% and the Virginia Fund yield was 4.39% based on a 30-day (or one month) period ended July 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The Maryland Fund's tax-equivalent yield based on the maximum federal/state/county tax rate of 44.1% for the 30-day (or one month) period ended July 31, 2000 was 8.14%. For the Virginia Fund investors with the maximum combined effective federal/state tax rate of 43.1%, the tax-equivalent yield was 7.72% for the period ended July 31, 2000.


The Maryland Fund one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2000 was -1.83%, +4.29% and +5.77%, respectively. The Virginia Fund one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2000 was -0.65%, +4.19% and +5.80%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


                The American Funds Tax-Exempt Series I - Page 38

In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Municipal Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                The American Funds Tax-Exempt Series I - Page 39

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                The American Funds Tax-Exempt Series I - Page 40

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                The American Funds Tax-Exempt Series I - Page 41

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

                                  Note Ratings

STANDARD & POOR'S CORPORATION: "SP-1" and "SP-2" are the two highest note rating categories, and are described as follows:


"SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

"SP-2 Satisfactory capacity to pay principal and interest."

MOODY'S INVESTORS SERVICE, INC.: "MIG-1" and "MIG-2" are the two highest note rating categories, and are described as follows:


"MIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing."

"MIG 2: This designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


                The American Funds Tax-Exempt Series I - Page 42

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                The American Funds Tax-Exempt Series I - Page 43

The Tax-Exempt Fund of Maryland
Investment Portfolio, July 31, 1998
                                                                        Principal
                                                                            Amount       Market
                                                                             (000)       Value
                                                                     ---------------------------
Tax-Exempt Securities Maturing in More than One Year - 94.82%

College & University Revenue - 1.91%

Frederick County, College Revenue Bonds (Hood College Project),
1990 Series:
 7.05% 2004                                                                 $  410      $435,178
 7.05% 2005                                                                     455        487414

University of Maryland System Auxiliary Facility and Tuition
Revenue Bonds, 1993 Refunding Series C, 5.00% 2010                             1000       1018320
                                                                                   -------------
                                                                                       1,940,912
                                                                                   -------------
General Obligations (Local) - 1.35%

Anne Arundel County, Consolidated Water and Sewer, 1993
Refunding Series, 5.30% 2016                                                    500        506625

Frederick County, Public Facilities Bonds 1990, 8.875% 2002                     250        293780

Harford County Consolidated Public Improvement Bonds,
Series 1992, 5.80% 2010                                                         530        569035
                                                                                   -------------
                                                                                       1,369,440
                                                                                   -------------
General Obligations (State) - 1.52%

Commonwealth of Puerto Rico, Public Improvement
Refunding Bonds, Series 1998, 5.00% 2007                                       1500       1545090
                                                                                   -------------

Hospital & Health Facilities Revenue - 11.06%

Maryland Health and Higher Educational Facilities Authority:
 (Charity Obligated Group-Daughters of Charity National
 Health System), Variable Rate Hospital Revenue Bonds,
 Series 1997D, 4.60% 2026                                                      1750       1770230

 Good Samaritan Hospital Issue, Revenue Bonds, Series 1993,
 5.70% 2009                                                                    1000       1101440

Howard County, General Hospital Issue, Series 1993:
 5.50% 2013                                                                    2000       2100880
 5.50% 2021                                                                    1000       1042120

Johns Hopkins Hospital Issue, Revenue Refunding Bonds,
Series 1993, 5.60% 2009                                                         850        900609

Suburban Hospital Issue, Revenue Refunding Bonds,
Series 1993, 5.125% 2021                                                       1500       1470210

Prince George's County (Dimensions Health Corporation Issue):
Hospital Revenue Bonds, Series 1992, 7.20% 2006                                215         241841

Project and Refunding Revenue Bonds, Series 1994, 5.375% 2014                  1600       1614288

Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Financing Authority,
Hospital Revenue Bonds (Mennonite General Hospital Project),
1996 Series A, 6.375% 2006                                                      910        978004
                                                                                   -------------
                                                                                      11,219,622
                                                                                   -------------
Housing Finance Authority Revenue - 13.75%

Maryland Community Development Administration, Department of
Housing and Community Development:
Residential Revenue Bonds, 1998 Series B, AMT:
 5.00% 2008                                                                  1,610     1,643,182
 5.00% 2009                                                                  1,680     1,704,226

Single-Family Program Bonds:
 1994 First Series, 5.80% 2009                                                 2000       2112440
 1994 First Series, 5.70% 2017                                               2,630     2,715,764
 1994 Fifth Series, AMT, 5.875% 2017                                           1135       1169958
 1990 First Series, 7.60% 2017                                                  495        515335
 1988 Third Series, 8.00% 2018                                               1,000     1,037,750

Montgomery County, Housing Opportunities Commission,
Single Family Mortgage Revenue Bonds:
 1998 Series B, 4.80% 2009                                                     600       598,062
 1997 Series A, 5.50% 2009                                                     750       777,068
 1998 Series B, 4.90% 2010                                                     500       498,730

Prince George's County Housing Authority, GNMA/FNMA
Collateralized Single Family Mortgage Bonds,
Series 1994 A, AMT, 6.60% 2025                                                  930        992961

Commonwealth of Puerto Rico Housing Finance Corporation,
Single Family Mortgage Revenue Bonds, 1st Portfolio:
 1988 Series A, 7.80% 2021                                                       10         10210
 1988 Series B, 7.65% 2022                                                      160        169665
                                                                                   -------------
                                                                                      13,945,351
                                                                                   -------------
Industrial Development Revenue - 2.14%

Mayor and City Council of Baltimore, Port Facilities Revenue
Bonds (Consolidation Coal Sales Company Project):
 Series 1984 A, 6.50% 2011                                                      500        546335
 Series 1984 B, 6.50% 2011                                                      500        546335

Puerto Rico Ports Authority, Special Facilities Revenue Bonds
(American Airlines, Inc. Project), 1996 Series A, 6.25% 2026                   1000       1081150
                                                                                   -------------
                                                                                       2,173,820
                                                                                   -------------
Insured - 18.04%

City of Baltimore, Refunding Revenue Bonds, FGIC Insured,
1994, Series A:
 6.00% 2015                                                                    1500       1697475
 5.00% 2024                                                                    1220       1216438

Calvert County, Economic Development Refunding Revenue Bonds,
(Asbury-Solomons Island Facility), Series 1997, MBIA Insured:
 5.00% 2009                                                                    1000       1027350
 5.00% 2010                                                                    1000       1020470
 5.00% 2017                                                                    1000        984000
 5.00% 2027                                                                    1000        976970

Charles County, Consolidated Public Improvement Bonds of 1993,
Series A, FGIC Insured, 5.25% 2003                                              715        747154

City of Frederick, General Improvement Bonds, 1992 Refunding
Series, FGIC Insured, 6.125% 2008                                               890        969814

Maryland Health and Higher Educational Facilities Authority:
 Johns Hopkins Medical Institutions Parking Facilities Issue,
 Parking Revenue Bonds, Series 1996, AMBAC Insured, 5.50% 2011                 1200       1270956

 Helix Health Issue, Revenue Bonds, Series 1997, AMBAC Insured,
 5.00% 2007                                                                    1250       1295913

 Memorial Hospital of Easton, Series 1989 B,
 MBIA Insured, 7.00% 2012                                                    1,200     1,254,840

 Mercy Medical Center Issue Project and Refunding Revenue
 Bonds, Series 1996, FSA Insured, 6.50% 2013                                   2000       2359120

Prince George's County, Solid Waste Management System
Revenue Bonds, Series 1993, 6.50% 2007                                       2,000     2,227,700

Commonwealth of Puerto Rico:
 Electric & Power Authority, MBIA Insured, 7.00% 2007                          1000    1,183,930

 Public Improvement Bonds of 1987, MBIA Insured, 6.75% 2006                      65         66130
                                                                                   -------------
                                                                                      18,298,260
                                                                                   -------------
Lease Revenue (State) - 1.57%

Maryland Stadium Authority, Sports Facilities
Lease Revenue Bonds, Series 1989 D, 7.50% 2010                                 1500       1593330
                                                                                   -------------
Life Care Facilities Revenue - 7.66%

Maryland Health and Higher Educational Facilities Authority,
First Mortgage Refunding Revenue Bonds, Roland Park Place Issue,
Series 1989, 7.75% 2012                                                        2000       2078600

Maryland Health and Higher Educational Facilities Authority,
First Mortgage Revenue Bonds, PUMH of Maryland, Inc. Issue
(Heron Point of Chestertown), Series 1998A:
 5.75%, 2019                                                                   1500       1481790
 5.75%, 2026                                                                   1640       1595294

Prince George's County, Refunding Revenue Bonds, Collington
Episcopal Life Care Community, Inc., Series 1994 A, 6.00% 2013                 2500       2615275
                                                                                   -------------
                                                                                       7,770,959
                                                                                   -------------
Multi-Family Housing  - 5.37%

Montgomery County, Maryland Housing Opportunities Commission,
Multi-Family Revenue Bonds:
 1995 Series A, 6.10% 2015                                                   2,025     2,149,173
 1994 Series A-2, 7.50% 2024                                                   2000       2135360

Prince George's County, Mortgage Revenue Bonds
(GNMA Collateralized-Langley Gardens Apartments Project),
Series 1997 A, 5.60% 2017                                                      1130       1168013
                                                                                   -------------
                                                                                          5452546
                                                                                   -------------
Pre-Refunded/1/ - 13.67%

Baltimore County, Metropolitan District Bonds, 63rd Issue,
1992 Series, 6.10% 2006 (2002)                                                  250        272510

Calvert County, Economic Development Revenue Bonds
(Asbury-Solomons Island Facility), Series 1995, 8.625% 2024 (2005)             2300       2870584

Frederick County, Public Facilities Bonds:
 1991, Series B, 6.30% 2011 (2002)                                             1370       1503191
 1986 Series, 7.40% 2012 (2001)                                                 310        347281

Harford County, Consolidated Public Improvement Bonds,
Series 1992, 5.80% 2010 (2002)                                                  970       1049152

Howard County, Metropolitan District Refunding Bonds,
1991 Series A, 6.625% 2021 (2001)                                               500        536465

Maryland State Health and Higher Educational Facilities
Authority:
 Junior Lien Revenue Bonds, Francis Scott Key Medical Center
 Issue, 1990 Series A, 7.00% 2025 (2000)                                        250        269223

 Memorial Hospital of Cumberland Issue, Revenue Refunding
 Bonds, Series 1992, 6.50% 2010 (2004)                                          750        838050

 Suburban Hospital Issue Revenue Bonds, Series 1992,
 6.50% 2017 (2002)                                                              500        552195

University of Maryland Medical System Issue, Revenue Bonds,
Series 1991 A, FGIC Insured, 6.50% 2021 (2001)                                 1000       1069420

Prince George's County, Hospital Revenue Bonds (Dimensions
Health Corporation Issue), Series 1992, 7.20% 2006 (2002)                    1,035        1167501

Commonwealth of Puerto Rico:
 Housing Bank and Finance Agency, Single Family Mortgage Revenue
 Bonds, Homeownership 5th Portfolio, 1986 Series, 7.50% 2015 (2000)             495        525274

 Public Improvement Bonds of 1992, MBIA Insured, 6.50% 2009 (2002)           1,000     1,101,260

University of Maryland System Auxiliary Facility and Tuition
Revenue Bonds:
 1989 Series B, 7.00% 2007 (1999)                                               600        634427
 1992 Series A, 6.30% 2009 (2001)                                              1050       1126325
                                                                                   -------------
                                                                                      13,862,858
                                                                                   -------------
Resource Recovery - 6.98%

Maryland Energy Financing Administration, Limited Obligation Solid
Waste Disposal Revenue Bonds (Wheelabrator Water Technologies
Baltimore L.L.C. Projects), 1996 Series, AMT, 6.30% 2010                       3500       3834215

Montgomery County, Northeast Maryland Waste Disposal Authority,
Solid Waste Revenue Bonds AMT:
 6.00% 2006                                                                    1000       1084720
 6.00% 2007                                                                    1000       1089580
 Series 1993 A, 6.30% 2016                                                     1000       1069650
                                                                                   -------------
                                                                                          7078165
                                                                                   -------------
Special Obligations - 4.46%

Montgomery County Revenue Authority, Golf Course System Revenue
Bonds, Series 1996 A, 6.00% 2014                                               2355       2502117

Virgin Islands Public Finance Authority, Revenue and Refunding Bonds:
(Virgin Islands Matching Fund Loan Notes), Series 1998 A:
 5.20% 2009                                                                    1000       1017060
 5.20% 2010                                                                    1000       1008550
                                                                                   -------------
                                                                                          4527727
                                                                                   -------------
Tax Assessment Bonds - 2.12%

Prince George's County, Special Obligation Bonds (Woodview Village
Infrastructure Improvements), Series 1997 A, 8.00% 2026                        2000       2146439
                                                                                   -------------
Turnpikes & Toll Roads Revenue - 1.08%

Maryland Transportation Authority Facilities Project,
Transportation Facilities Projects Revenue Bonds,
Series 1992, 5.80% 2006                                                        1000       1092350
                                                                                   -------------
Water & Sewer Revenue - 2.14%

Maryland Water Quality Financing Administration,
Revolving Loan Fund Revenue Bonds, Series 1991 B, 0.00% 2005                    700        512512

Washington Suburban Sanitary District, Refunding Bonds of 1997,
5.75% 2017                                                                     1510       1662631
                                                                                   -------------
                                                                                          2175143
                                                                                   -------------
                                                                                         96192012
                                                                                   -------------

Tax-Exempt Securities Maturing in One Year or Less  - 3.92%

General Obligation (Local) - 1.36%

The Maryland-National Capital Park and Planning Commission,
Prince George's County, Park Acquisition and Development
Variable Rate Bond Anticipation Notes, Series V-2, 3.70% 2002 /2/              1380       1380000

Hospital Facilities - 2.56%

Maryland Health and Higher Educational Facilities Authority,
Variable Rate Demand Revenue Bonds (Catholic Health
Initiatives), Series 1997 B, 3.55% 2015/2/                                     2600       2600000
                                                                                   -------------
                                                                                          3980000
                                                                                   -------------

TOTAL TAX-EXEMPT SECURITIES (cost: $94,284,000)                                      100,172,012
Excess of cash and receivables over payables                                           1,278,348
                                                                                   -------------
NET ASSETS                                                                          $101,450,360
                                                                                   ==============

/1/Parenthetical year represents date of pre-refunding.
/2/Coupon rate changes periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of Maryland
Financial Statements


Statement of Assets and Liabilities
July 31, 1998
(dollars in thousands)



Assets:
Tax-exempt securities:
 Maturing in more than one year
  (cost: $90,304)                                                                          $ 96,192
 Maturing in one year or less
  (cost: $3,980)                                                              $3,980
Cash                                                                              78
Receivables for --
 Sales of Fund's shares                                                          534
 Interest                                                                        968          5,560
                                                                         -----------    -----------
                                                                                            101,752
                                                                                        -----------
Liabilities:
Payables for --
 Repurchases of Fund's shares                                                     77
 Dividends                                                                       135
 Adviser and management services                                                  36
 Other expenses                                                                   54            302
                                                                         -----------    -----------
Net Assets at July 31, 1998 -
Equivalent to $16.04 per share on 6,325,924 shares
of beneficial interest issued and outstanding (unlimited
shares authorized)                                                                         $101,450
                                                                                                  =
See Notes to Financial Statements


Statement of Operations
for the year ended July 31, 1998
(dollars in thousands)



Investment Income:
Income:
 Interest on tax-exempt securities                                                           $5,230

Expenses:
 Investment adviser fee                                                       $  224
 Business management fee                                                         181
 Distribution expenses                                                           231
 Transfer agent fee                                                               31
 Reports to shareholders                                                          15
 Registration statement and prospectus                                             6
 Postage, stationery and supplies                                                  8
 Trustees' fees                                                                    7
 Auditing and legal fees                                                          24
 Custodian fee                                                                     5
 Other expenses                                                                    5             737
                                                                         -----------    -----------
Net investment income                                                                         4,493
                                                                                        -----------
Realized Gain and Unrealized Appreciation
 on Investments:
Net realized gain                                                                               698
                                                                                        -----------
Net unrealized appreciation on investments:
 Beginning of year                                                             5,851
 End of year                                                                   5,888
                                                                         -----------

  Change in unrealized appreciation on investments                                               37
                                                                                        -----------
Net realized gain and change in unrealized
 appreciation on investments                                                                    735
                                                                                        -----------
Net Increase in Net Assets
 Resulting from Operations                                                                   $5,228
                                                                                                  =

See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                                       Year Ended July 31,
                                                                                 1998           1997
                                                                       ----------------------------

Operations:
Net investment income                                                        $ 4,493        $ 4,135
Net realized gain on investments                                                 698            561
Net change in unrealized appreciation on investments                              37          2,812
                                                                         -----------    -----------
 Net increase in net assets resulting from operations                          5,228          7,508
                                                                         -----------    -----------
Dividends and Distributions Paid to Shareholders:
Dividends paid from net investment income                                     (4,491)        (4,135)
Distribution paid from net realized gain on investments                         (642)             -
                                                                         -----------    -----------
 Total dividends and distributions                                            (5,133)        (4,135)
                                                                         -----------    -----------
Capital Share Transactions:
Proceeds from shares sold:  1,252,351 and 717,812 shares, respectively        20,079         11,169
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments:
 211,827 and 163,465 shares, respectively                                      3,386          2,544
Cost of shares repurchased:  548,078 and 671,863 shares, respectively         (8,767)       (10,456)
                                                                         -----------    -----------
 Net increase in net assets resulting from capital
  share transactions                                                          14,698          3,257
                                                                         -----------    -----------
Total Increase in Net Assets                                                  14,793          6,630

Net Assets:
Beginning of year                                                             86,657         80,027
                                                                         -----------    -----------
End of year                                                                 $101,450        $86,657
                                                                                   =              =


See Notes to Financial Statements


Per-share
 Data and Ratios                                     Year En    ded Jul     y 31
The Tax-Exempt                           --------   --------   -------- -------- --------
 Fund of Maryland                             1998       1997      1996     1995     1994
Net Asset Value,
 Beginning of Year                         $16.02     $15.39     $15.29   $15.00   $15.53
                                       ---------- ---------- ---------- -------- --------
Income from Investment
 Operations:
 Net investment income                        .78        .79        .80      .80      .76
 Net realized and
  unrealized gain (loss)
  on investments                              .14        .63        .10      .29     (.53)
                                       ---------- ---------- ---------- -------- --------
  Total income from
   investment operations                      .92       1.42        .90     1.09      .23
                                       ---------- ---------- ---------- -------- --------
Less Distributions:
 Dividends from net
  investment income                          (.78)      (.79)      (.80)    (.80)    (.76)
 Distributions from net
  realized gains                             (.12)         -          -        -        -
                                       ---------- ---------- ---------- -------- --------
   Total distributions                       (.90)      (.79)      (.80)    (.80)    (.76)
                                       ---------- ---------- ---------- -------- --------
Net Asset Value,
 End of Year                               $16.04     $16.02     $15.39   $15.29   $15.00
                                       ========== ========== ========== ======== ========

Total Return (1)                             5.89      9.52%      5.95%     7.58%    1.42%


Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)                         $101        $87        $80      $75      $75
 Ratio of expenses to
  average net assets                         .79%       .82%       .81%      .78%     .75%
 Ratio of net income to
  average net assets                        4.84%      5.08%      5.14%    5.38%     4.90%
 Portfolio turnover rate                   10.30%     15.27%     16.01%   20.91%    10.01%


(1) Excludes maximum sales charge of 4.75%.

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Investment Portfolio, July 31, 1998
                                                                            Principal
                                                                               Amount        Market
                                                                                (000)         Value
                                                                                    -             -
Tax-Exempt Securities Maturing in More than One Year - 96.15%

College & University Revenue - 2.50%

Virginia College Building Authority Educational Facilities Revenue
Bonds (Marymount University Project), Series 1992, 6.875% 2007                 $1,650    $1,805,381

Virginia Polytechnic Institute and State University, University Services
System and General Revenue Pledge Bonds, Series C 1996, 5.35% 2009              1,000     1,058,160
                                                                                                  -
                                                                                             2863541
                                                                                                  -
General Obligations (Local) - 9.55%

Arlington County:
 Public Improvement Bonds, Series 1996, 6.00% 2011                                1000       1130850
 Refunding Bonds, Series 1993, 6.00% 2012                                         1000       1128880

Chesapeake:
 Public Improvement Bonds, Series 1992, 6.00% 2006                                1600       1729664
 Refunding Bonds, Series 1993, 5.40% 2008                                         1000       1071520

Leesburg Refunding Bonds, Series 1993, 5.60% 2008                                 1195       1270464

Lynchburg Public Improvement Refunding Bonds,
Series 1993, 5.25% 2009                                                           1000       1037760

City of Virginia Beach, Virginia, General Obligation Public
Improvement and Refunding Bonds, Series 1998:
 5.25% 2007                                                                       1385       1468017
 5.25% 2010                                                                       2000       2106900
                                                                                                  -
                                                                                            10944055
                                                                                                  -
General Obligations (State) - .70%

Commonwealth of Virginia, Public Facilities Bonds,
1993 Series A, 5.40% 2005                                                          750        800370
                                                                                                  -
Hospital & Health Facilities Revenue - 14.55%

Industrial Development Authority of the town of Abingdon, Virginia,
Hospital Facility Revenue and Refunding Bonds (Johnston Memorial
Hospital), Series 1998
 5.00% 2008                                                                       1015       1034437
 5.00% 2009                                                                       1020       1031516
 5.00% 2010                                                                        505        506101

Fairfax County Industrial Development Authority, Hospital
Revenue Refunding Bonds (INOVA Health Systems Hospital
Project), Series 1993 A:
 5.00% 2007                                                                        750        776175
 5.25% 2019                                                                       2500       2565925
 5.00% 2023                                                                        500        495405

Industrial Development Authority of Halifax County, Virginia
Hospital Refunding Revenue Bonds (Halifax Regional Hospital, Inc.),
Series 1998:
 4.65% 2007                                                                        600        594852
 4.80% 2009                                                                       1000        990900

Industrial Development Authority of Henry County, Hospital Revenue
Bonds (Memorial Hospital of Martinsville and Henry County),
Series 1997, 6.00% 2017                                                           2000       2138460

Industrial Development Authority of the City of Norfolk, Hospital
Revenue Bonds (Daughters of Charity National Health System-DePaul
Medical Center), Series 1992 A, 6.50% 2007                                        1000       1098520

Norfolk Industrial Development Authority, Hospital Revenue
Bonds (Sentara Hospitals-Norfolk Project),
Series A 1994, 5.00% 2020                                                         1000        974370

Peninsula Ports Authority, Health System Revenue and Refunding Bonds
(Riverside Health System Project), Series 1992 A, 6.625% 2010                     1300       1416779

Puerto Rico Industrial, Tourist, Educational, Medical and
Environmental Control Facilities Financing Authority,
Hospital Revenue Bonds (Mennonite General Hospital Project),
1996 Series A, 6.375% 2006                                                        1830       1966756

Virginia Beach, Virginia Development Authority (Sentara Bayside
Hospital), 6.60% 2009                                                             1000       1089270
                                                                                                  -
                                                                                            16679466
                                                                                                  -
Housing Finance Authority Revenue - 4.63%

Commonwealth of Puerto Rico Housing Finance Corporation,
Single Family Mortgage Revenue Bonds, 1st Portfolio:
 1988 Series A, 7.80% 2021                                                          10         10210
 1988 Series B, 7.65% 2022                                                         190        201478

Virginia Housing Development Authority, Commonwealth
Mortgage Bonds:
 1994 Series H, Sub-Series H-1, 6.10% 2003                                         500        528590
 1995 Series A-AMT, Sub-Series A-1, 6.60% 2004                                    1000       1046130
 1998 Series E, Sub-Series E-1, 4.50% 2005 /1/                                    1190       1187025
 1994 Series I-AMT, Sub-Series I-1, 6.40% 2005                                     800        860896
 1994 Series H, Sub-Series H-2, 6.55% 2017                                        1000       1067980
 1992 Series A, 7.10% 2022                                                         380        399079
                                                                                                  -
                                                                                             5301388
                                                                                                  -
Industrial Development Revenue - 2.77%

Industrial Development Authority of the County of Henrico,
Solid Waste Disposal Revenue Bonds (Browning-Ferris Industries of
South Atlantic, Inc. Project):
 Series 1996 A AMT, 5.30% 2011                                                  1,000     1,051,090
 Series 1996 A AMT, 5.45% 2014                                                  1,000     1,039,720

Puerto Rico Ports Authority, Special Facilities Revenue Bonds
(American Airlines, Inc. Project), 1996 Series A, 6.25% 2026                      1000       1081150
                                                                                                  -
                                                                                             3171960
                                                                                                  -
Insured - 21.26%

Chesapeake Certificates of Participation,
MBIA Insured, 1993 Series, 5.40% 2005                                             1000       1056130

Industrial Development Authority of Danville, Virginia,
Hospital Revenue Bonds (Danville Regional Medical Center),
Series 1998, AMBAC Insured:
 5.25% 2012                                                                       1995       2067658
 5.25% 2013                                                                       1000       1034910

Fairfax County Industrial Development Authority,
Hospital Revenue Refunding Bonds (INOVA Health System
Hospitals Project), Series 1993 A, FSA Insured, 5.25% 2019                        1000       1024400

Fairfax County Redevelopment and Housing Authority, Multifamily
Housing Revenue Bonds (Grand View Apartments Project), Series
1998 A, FHA Insured, 5.05% 2010                                                   1000       1003460

Industrial Development Authority of the County of Hanover,
Hospital Revenue Bonds (Memorial Regional Medical Center
Project at Hanover Medical Park), Series 1995, MBIA Insured:
 6.50% 2010                                                                       1375       1608159
 6.375% 2018                                                                      1000       1164240

Loudoun County:
 Industrial Development Authority, Hospital Revenue Bonds,
 FSA Insured, 6.00% 2005                                                          1000       1093170

 Sanitation Authority, Water and Sewer System Revenue Bonds,
 FGIC Insured, Series 1992, 6.25% 2010                                            2000       2179960

Industrial Development Authority of the City of Norfolk, Health Care
Revenue Bonds (Bon Secours Health System), Series 1997, MBIA Insured:
 5.00% 2006                                                                       1190       1224486
 5.00% 2007                                                                       1250       1292688

Pamunkey Regional Jail Authority, Jail Facility Revenue Bonds,
Series 1996, MBIA Insured, 5.70% 2010                                             1000       1081379

Industrial Development Authority of the County of Prince William
(Virginia), Hospital Facility Refunding Revenue Bonds (Potomac
Hospital Corporation of Prince William), FSA Insured,
Series 1998, 5.00% 2008                                                           1475       1521787

Southeastern Public Service Authority of Virginia, Senior Revenue
Refunding Bonds, Series 1998, AMBAC Insured, 5.00% 2015                           4000       4031720

City of Virginia Beach Development Authority, Hospital Revenue
Bonds (Virginia Beach General Hospital Project),
Series 1993, AMBAC Insured, 6.00% 2011                                            1000       1125640

Washington, D.C. Metropolitan Area Airports Authority, Airport
System Revenue and Refunding Bonds, MBIA Insured AMT:
Series 1998 B, 5.25% 2010                                                         1000       1040570
Series 1992 A, 6.625% 2019                                                         750        819788

                                                                                                  -
                                                                                            24370145
                                                                                                  -
Lease Revenue (State) - .91%

Virginia Public Building Authority, Public Facilities Revenue
Refunding Bonds, Series 1998A, 5.00% 2004                                         1000       1039090
                                                                                                  -
Life Care Facilities Revenue- 5.17%

Industrial Development Authority of the County of Henrico, Virginia,
Residential and Health Care Facility Mortgage Revenue Refunding Bonds
(Our Lady of Hope), Series 1997, 6.00% 2016                                       2730       2794292

Industrial Development Authority of the County of James City,
Virginia, Residential Care Facility First Mortgage Revenue Bonds
(Williamsburg Landing, Inc.), Series 1996A, 6.625% 2019                           3000       3133110
                                                                                                  -
                                                                                             5927402
                                                                                                  -
Multi-Family Housing - 2.03%
Virginia Housing Development Authority, Multi-Family Housing Bonds:
 1997 Series B-AMT, 5.80% 2010                                                    1185       1268780
 1996 Series B, 5.95% 2016                                                        1000       1056760
                                                                                                  -
                                                                                             2325540
                                                                                                  -
Pre-Refunded (2) - 13.95%

Danville, Virginia Industrial Development Authority, Hospital
Revenue Bonds, Danville Regional Medical Center,
Series 1994, FGIC Insured, 6.00% 2007 (2004)                                      1000       1101420

Fairfax County:
 Economic Development Authority, Parking Revenue
 Bonds (Huntington Metrorail Station Project),
 Series 1990 A, 6.75% 2015 (2000)                                                  500        537675

 Industrial Development Authority Hospital Revenue Bonds
 (Fairfax Hospital System Project), INOVA Health Systems,
 Series 1991 C, 6.801% 2023 (2001)                                                1000       1095110

Henry County Public Service Authority, Water and Sewer Revenue
Bonds, FGIC Insured, Series 1990, 7.20% 2019 (2000)                               1250       1351600

Newport News General Obligation, Water Bonds,
Series A 1992, 6.125% 2009 (2002)                                                 1170       1270175

Norfolk:
 Capital Improvement and Refunding Bonds,
 Series 1992 A, 6.00% 2011 (2001)                                                  500        532565

 Industrial Development Authority, Hospital Revenue Bonds:
  (Children's Hospital of the King's Daughters Obligated
  Group), Series 1991, AMBAC Insured, 7.00% 2011 (2001)                            400        438908

  (Sentara Hospitals-Norfolk Project), Series 1991, 7.00% 2020 (2000)              250        270923

Peninsula Ports Authority, Health Care Facilities Revenue and
Refunding Bonds (Mary Immaculate Project), 1994 Series, 6.875% 2010 (2004)        1900       2216844

Prince William County Service Authority, Water and Sewer
System Revenue Bonds, Series 1991, FGIC Insured, 6.50% 2021 (2001)                 680        738942

Roanoke:
 Industrial Development Authority, Hospital Revenue Bonds,
 Carilion Health System (Roanoke Memorial Hospital Projects),
 Series 1990, MBIA Insured, 7.25% 2017 (2000)                                      750        810225

 Public Improvement and Refunding Bonds, Series 1992 B:
  6.375% 2009 (2001)                                                               250        271033
  6.40% 2011 (2001)                                                                500        544635

 Water System Revenue Bonds,
 Series 1991, FGIC Insured, 6.50% 2021 (2001)                                      750        815010

University of Virginia, Hospital Revenue Bonds,
1984 Series A, HIBI Insured, 9.875% 2001 (2000)                                     10         11400

Upper Occoquan Sewage Authority, Regional Sewerage System
Revenue Bonds, Series 1991, MBIA Insured, 6.00% 2021 (2001)                        700        738647

Virginia Public Building Authority, State Building Revenue Bonds,
Series 1991 A, 6.50% 2011 (2001)                                                  1750       1903353

Virginia Resources Authority:
 Solid Waste Disposal System Revenue Bonds,
 1990 Series A, 7.30% 2015 (2000)                                                 1000       1072570

 Water and Sewer System Revenue Bonds
 Series 1990, 7.25% 2011 (2000)                                                    250        271516

                                                                                                  -
                                                                                            15992551
                                                                                                  -
Resource Recovery - 1.82%

Fairfax County Economic Development Authority, Resource Recovery
Revenue Bonds, Series 1988 A AMT (Ogden Martin Systems of
Fairfax, Inc. Project), 7.55% 2003                                                 500        522169

Roanoke Valley Resource Authority, Solid Waste System Revenue
Bonds, Series 1992, 5.75% 2012                                                    1500       1561905
                                                                                                  -
                                                                                             2084074
                                                                                                  -
Special Obligations - 1.80%
Virgin Islands Public Finance Authority, Revenue and Refunding
Bonds (Virgin Islands Matching Fund Loan Notes):
 Series 1998 C, 5.50% 2007                                                        1000       1046820
 Series 1998 A, 5.20% 2009                                                        1000       1017060
                                                                                                  -
                                                                                             2063880
                                                                                                  -
State Appropriation - 1.44%

Big Stone Gap, Virginia Redevelopment and Housing Authority,
Commonwealth of Virginia Correctional Facility Lease Revenue Bonds
(Wallens Ridge Development Project), Series 1995, 5.25% 2010                      1600       1654224
                                                                                                  -
State Authority - 5.46%

Virginia Public School Authority, School Financing Bonds:
 (1997 Resolution), Series 1998 B, 5.25% 2007                                     2000       2121400
 (1987 Resolution), 1991 Refunding Series C, 6.25% 2007                           1500       1621890
 (1991 Resolution), Series 1994 A, 6.20% 2014                                     1500       1655760

Virginia Resources Authority:
 Water and Sewer System Revenue Bonds
 (Pooled Loan Program), 1986 Series A, 7.50% 2017                                   50         50451

 Water System Refunding Revenue Bonds,
 1992 Series A, 6.45% 2013                                                         750        811237
                                                                                                  -
                                                                                             6260738
                                                                                                  -
Tax Assessment Bonds - 1.77%
Dulles Town Center, Community Development Authority (Loudoun
County, Virginia), Special Assessment Bonds (Dulles Town
Center Project), Series 1998, 6.25% 2026                                          2000       2024520
                                                                                                  -
Turnpikes & Toll Roads Revenue - 1.76%
Pocahontas Parkway Association, Route 895 Connector, Toll
Road Revenue Bonds, Series 1998A, 5.25% 2009                                      2000       2022520
                                                                                                  -
Water & Sewer Revenue - 4.08%

Chesterfield County Water and Sewer Revenue Refunding Bonds,
Series 1992, 6.375% 2009                                                          1250       1371050

City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds
 Series 1998 A:
 5.25% 2009                                                                       1500       1569390
 5.25% 2011                                                                       1000       1033480

Rivanna Water and Sewer Authority, Regional Water and Sewer
System Refunding Revenue Bonds, Series 1991, 6.40% 2007                            645        697729
                                                                                                  -
                                                                                             4671649
                                                                                                  -
                                                                                           110197113
                                                                                                  -
Tax-Exempt Securities Maturing in One Year or Less - 3.67%

Industrial Development Revenue - 2.44%

Industrial Development Authority of King George County, Virginia,
Variable Rate Demand Exempt Facility Revenue Bonds (Birchwood Power
Partners, L.P. Project):
 Series 1994 A, 3.85% 2024 /3/                                                    2200       2200000
 Series 1994 B, 3.85% 2024 /3/                                                     600        600000
                                                                                                  -
                                                                                             2800000
                                                                                                  -
Pre-Refunded /2/ - 1.23%

Loudoun County Sanitation Authority, Water and Sewer System
Revenue Bonds, Series 1989, AMBAC Insured, 7.50% 2017 (1999)                       375        388448

Suffolk, Series 1989, 7.00% 2005 (1998)                                           1000       1025400
                                                                                                  -
                                                                                             1413848
                                                                                                  -
                                                                                             4213848
                                                                                                  -
TOTAL TAX-EXEMPT SECURITIES (cost: $108,556,000)                                           114410961
Excess of cash and receivables over payables                                                  202598
                                                                                                  -
NET ASSETS                                                                             $114,613,559
                                                                                                  =


/1/ Represents a when-issued security.

/2/ Parenthetical year represents date of pre-refunding.

/3/ Coupon rate changes periodically.
See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Financial Statements
Statement of Assets and Liabilities
July 31, 1998
(dollars in thousands)



Assets:
Tax-exempt securities:
 Maturing in more than one year
 (cost: $104,382)                                                                          $110,197
 Maturing in one year or less
 (cost: $4,174)                                                                               4,214
Cash                                                                                             63
Receivables for --
 Sales of Funds' shares                                                       $  260
 Interest                                                                      1,584          1,844
                                                                         -----------    -----------
                                                                                            116,318
                                                                                        -----------
Liabilities:
Payables for --
 Purchases of investments                                                      1,187
 Repurchases of Funds' shares                                                    273
 Dividends                                                                       143
 Adviser and management services                                                  40
 Other expenses                                                                   61          1,704
                                                                         -----------    -----------
Net Assets at July 31, 1998 -
Equivalent to $16.36 per share on 7,004,811 shares
of beneficial interest issued and outstanding (unlimited
shares authorized)                                                                         $114,614
                                                                                                  =
See Notes to Financial Statements


Statement of Operations
for the year ended July 31, 1998                                                                The
(dollars in thousands)                                                                   Tax-Exempt
                                                                                            Fund of
                                                                                           Virginia
                                                                                     --------------
Investment Income:
Income:
 Interest on tax-exempt securities                                                           $5,827
                                                                                        -----------
Expenses:
 Investment adviser fee                                                          250
 Business management fee                                                         201
 Distribution fee                                                                264
 Transfer agent fee                                                               34
 Reports to shareholders                                                          18
 Registration statement and prospectus                                             5
 Postage, stationery and supplies                                                  9
 Trustees' fees                                                                    7
 Auditing and legal fees                                                          24
 Custodian fee                                                                     5
 Other expenses                                                                    6             823
                                                                         -----------    -----------
Net investment income                                                                         5,004
                                                                                        -----------
Realized Gain and Unrealized Appreciation
 on Investments:
Net realized gain                                                                             1,368
                                                                                        -----------
Net unrealized appreciation on investments:
 Beginning of year                                                             7,054
 End of year                                                                   5,855
                                                                         -----------

  Change in unrealized appreciation on investments                                           (1,199)
                                                                                        -----------
Net realized gain and change in unrealized
 appreciation on investments                                                                    169
                                                                                        -----------
Net Increase in Net Assets
 Resulting from Operations                                                                   $5,173
                                                                                                  =

See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)                                                   Year Ended July 31
                                                                                 1998           1997
                                                                          ----------    -----------

Operations:
Net investment income                                                       $  5,004       $  4,680
Net realized gain on investments                                               1,368            118
Net change in unrealized appreciation on investments                          (1,199)         3,502
                                                                         -----------    -----------
 Net increase in net assets resulting from operations                          5,173          8,300
                                                                         -----------    -----------
Dividends and Distributions Paid to Shareholders:
Dividend paid from net investment income                                      (5,001)        (4,680)
Distribution paid from net realized gain on investments                         (244)             -
                                                                         -----------    -----------
 Total dividends and distributions                                            (5,245)        (4,680)
                                                                         -----------    -----------
Capital Share Transactions:
Proceeds from shares sold: 1,285,596 and 1,037,170 shares, respectively       21,057         16,514
Proceeds from shares issued in reinvestment of net investment income dividends and distributions of net realized gain on investments:
 188,801 and 168,347 shares, respectively                                      3,083          2,677
Cost of shares repurchased: 616,127 and 798,604 shares, respectively         (10,063)       (12,694)
                                                                         -----------    -----------
 Net increase in net assets resulting from capital
  share transactions                                                          14,077          6,497
                                                                         -----------    -----------
Total Increase in Net Assets                                                  14,005         10,117

Net Assets:
Beginning of year                                                            100,609         90,492
                                                                         -----------    -----------
End of year                                                                 $114,614       $100,609
                                                                                   =              =


See Notes to Financial Statements


Per-Share
 Data and Ratios                                       Year En   ded Jul      y 31
The Tax-Exempt                              --------  --------  --------  -------- --------
 Fund of Virginia                                1998      1997     1996      1995    1994
Net Asset Value,
 Beginning of Year                            $16.37    $15.77    $15.79    $15.49  $16.01
                                           ------------------------------------------------
Income from Investment
 Operations:
 Net investment income                           .78       .80       .81       .83     .80
 Net realized and
  unrealized gain (loss)
  on investments                                 .03       .60       .03       .30    (.52)
                                           ------------------------------------------------
  Total income from
   investment operations                         .81      1.40       .84      1.13     .28
                                           ------------------------------------------------
Less Distributions:
 Dividends from net
  investment income                             (.78)     (.80)     (.81)     (.83)   (.80)
 Distributions from
  net realized gains                            (.04)        -      (.05)        -       -
                                           --------------------        -         -       -
  Total distributions                           (.82)     (.80)     (.86)     (.83)   (.80)
                                           --------------------        -         -       -
Net Asset Value,
 End of Year                                  $16.36    $16.37    $15.77    $15.79  $15.49
                                           ================================================
Total Return (1)                               5.08%      9.10%     5.46%     7.56%   1.74%
Ratios/Supplemental Data:
 Net assets, end of
  year (in millions)                            $115      $101       $90       $92     $93
 Ratio of expenses to
  average net assets                           .78%        .81%     .79%      .79%     .78%
 Ratio of net income to
  average net assets                           4.73%      4.99%    5.11%     5.37%    5.04%
 Portfolio turnover rate                       24.66%    18.41%   27.34%    32.18%    2.36%

(1) Excludes maximum sales charge of 4.75%.


                         NOTES TO FINANCIAL STATEMENTS
1. The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from Federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital. The following paragraphs summarize the significant accounting policies consistently followed by the Trust in the preparation of its financial statements:
    Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60/th/ day, based on the value determined on the 61/st/ day. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trust's Board.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the Trust purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the Trust's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
  As of July 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes for the Maryland Fund aggregated $5,888,000, of which $5,959,000 related to appreciated securities and $71,000 related to depreciated securities. For the Virginia Fund, net unrealized appreciation aggregated $5,855,000, of which $5,908,000 related to appreciated securities and $53,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $94,284,000 and $108,556,000 for the Maryland and Virginia Funds, respectively, at July 31, 1998.
3. Officers of the Trust received no remuneration from the Funds in such capacities. Their remuneration was paid by Washington Management Corporation
(WMC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. Fees of $181,000 and $201,000 were recognized by the Maryland and Virginia Funds, respectively, and were paid or are payable to WMC for business management services. The business management contract provides for monthly fees, accrued daily, based on an annual rate of 0.135% of the first $60 million of average net assets of each of the Funds; 0.09% of such assets in excess of $60 million; plus 1.35% of the gross investment income (excluding any net capital gains from transactions in portfolio securities). Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has informed the Funds that it has earned $44,000 and $41,000 on its retail sales of shares and under the distribution plan of the Maryland and Virginia Funds, respectively, but received no net brokerage commissions resulting from purchases and sales of securities for the investment account of the Funds. All the officers of the Trust and three of its trustees are affiliated with WMC.
    Fees of $224,000 and $250,000 were recognized by the Maryland and Virginia Funds, respectively, and were paid or are payable to Capital Research and Management Company (CRMC) as Investment Adviser pursuant to an investment advisory contract with the Trust. The investment advisory contract provides for monthly fees, accrued daily, based on an annual rate of 0.165% of the first $60 million of average net assets of each of the Funds; 0.12% of such assets in excess of $60 million; plus 1.65% of the gross investment income (excluding any net capital gains from transactions in portfolio securities).
    Pursuant to a Plan of Distribution, the Funds may expend up to 0.25% of their average net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Funds' Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts and reimbursements to American Funds Distributors, Inc. (AFD), the principal underwriter of the Funds' shares, for its activities and expenses related to the sale of Fund shares or servicing of shareholder accounts. During the year ended July 31, 1998, distribution expenses under the Plan were $231,000 and $264,000, including accrued and unpaid expenses of $36,000 and $43,000, for the Maryland and Virginia Funds, respectively. Had no limitation been in effect, the Funds would have paid $256,000 and $311,000, respectively, in distribution expense under the Plan.
  American Funds Distributors, Inc. (AFD), the principal underwriter of the Funds' shares, has informed the Funds that it has received $48,000 and $58,000 (after allowances to dealers) for the Maryland and Virginia Funds, respectively, as its portion of the sales charges paid by purchasers of the Funds' shares. Such sales charges are not an expense of the Funds and, hence, are not reflected in the accompanying statement of operations.
  American Funds Service Company (AFS), the transfer agent for the Maryland and Virginia Funds, was paid fees of $31,000 and $34,000, respectively.
 Trustees who are unaffiliated with WMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the Funds. As of July 31, 1998, aggregate amounts deferred and earnings thereon were $14,000 each for the Maryland and Virginia Funds.
    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC.
4.  As of July 31, 1998:
      The Tax-Exempt The Tax-Exempt
      Fund of  Fund of
      Maryland  Virginia
Accumulated
  undistributed net
  realized gain
  on investments          $   617,000   $  1,238,000
Paid-in capital    94,943,000 107,518,000
Purchases and sales of
  investment securities,
  excluding short-term
  securities, during the
  year ended July 31, 1998:
 Purchases     21,023,000    36,387,000
     Sales      9,291,000   25,433,000

Pursuant to the custodian agreement, the Funds receive credits against their custodian fees for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 for both the Maryland and Virginia Funds was paid by these credits rather than in cash.